SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934




       Date of Report (Date of Earliest Event Reported) December 23, 2003



                 Pope Resources, A Delaware Limited Partnership
             (Exact name of registrant as specified in its charter)



              Delaware                             91-1313292
              --------                             ----------
  (State or other jurisdiction of               (I.R.S. Employer
   incorporation or organization)             Identification No.)



                19245 Tenth Avenue NE, Poulsbo, Washington 98370
                ------------------------------------------------
               (Address of principal executive offices) (ZIP Code)


        Registrant's telephone number, including area code (360) 697-6626
                                                          --------------



                                 NOT APPLICABLE
                                 --------------
         (Former name or former address, if changed since last report.)

                    INFORMATION TO BE INCLUDED IN THE REPORT
                    ----------------------------------------


Item 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

On December 23, 2003 the registrant released the attached press release to announce the signing of a definitive purchase and sale contract with Plum Creek Timber Company, Inc. to acquire approximately 3,300 acres of timberland in southwest Washington for $8.5 million. A copy of that release is attached hereto as Exhibit 99.1.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.       Description
----------        -----------

99.1              Press release dated December 23, 2003

SIGNATURES
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Pursuant to the requirements of Section 13 of the Securities Exchange Act of
1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                 POPE RESOURCES, A DELAWARE LIMITED PARTNERSHIP


DATE: December 23, 2003         BY:      /s/ Thomas M. Ringo
                                         -------------------
                                Thomas M. Ringo
                                Vice President and Chief Financial Officer,
                                Pope Resources, A Delaware Limited
                                Partnership, and Pope MGP, Inc., General Partner